Putnam Sustainable Future Fund
The fund's portfolio
1/31/24 (Unaudited)

COMMON STOCKS (98.2%)(a)
	Shares	Value
Beverages (0.4%)
Vita Coco Co., Inc. (The)(NON)	78,000	$1,535,820

		1,535,820
Biotechnology (5.2%)
Ascendis Pharma A/S ADR (Denmark)(NON)	19,900	2,585,607
Compass Pathways PLC ADR (United Kingdom)(NON)	162,900	1,835,883
Exact Sciences Corp.(NON)	78,700	5,146,980
Regeneron Pharmaceuticals, Inc.(NON)	7,600	7,165,128
Rocket Pharmaceuticals, Inc.(NON)	88,325	2,537,577
Twist Bioscience Corp.(NON)	54,425	1,763,370

		21,034,545
Capital markets (3.4%)
MSCI, Inc.	15,200	9,099,024
TPG, Inc.	112,300	4,675,049

		13,774,073
Chemicals (2.0%)
Ecolab, Inc.	9,900	1,962,378
Ginkgo Bioworks Holdings, Inc.(NON)	560,939	678,736
Ginkgo Bioworks Holdings, Inc.(NON)	170,700	206,547
Novozymes A/S Class B (Denmark)	99,720	5,109,439

		7,957,100
Commercial services and supplies (5.1%)
Casella Waste Systems, Inc. Class A(NON)	85,700	7,313,638
Cintas Corp.	21,800	13,179,626

		20,493,264
Construction and engineering (1.4%)
Quanta Services, Inc.	28,900	5,608,045

		5,608,045
Consumer staples distribution and retail (2.3%)
Sprouts Farmers Market, Inc.(NON)	186,800	9,409,116

		9,409,116
Electric utilities (1.9%)
Constellation Energy Corp.	62,600	7,637,200

		7,637,200
Electrical equipment (1.1%)
Regal Rexnord Corp.	32,000	4,270,720

		4,270,720
Electronic equipment, instruments, and components (1.1%)
Trimble Inc.(NON)	90,100	4,582,486

		4,582,486
Financial services (2.3%)
Mastercard, Inc. Class A	20,300	9,119,369

		9,119,369
Food products (0.6%)
Darling Ingredients, Inc.(NON)	58,400	2,528,720

		2,528,720
Ground transportation (1.0%)
Uber Technologies, Inc.(NON)	62,100	4,053,267

		4,053,267
Health care equipment and supplies (8.7%)
Dexcom, Inc.(NON)	89,300	10,836,555
IDEXX Laboratories, Inc.(NON)	16,400	8,447,312
Intuitive Surgical, Inc.(NON)	19,400	7,337,468
ResMed, Inc.	47,700	9,072,540

		35,693,875
Health care providers and services (1.1%)
HealthEquity, Inc.(NON)	56,850	4,296,723

		4,296,723
Health care technology (0.7%)
Veeva Systems, Inc. Class A(NON)	13,000	2,696,330

		2,696,330
Hotels, restaurants, and leisure (4.5%)
CAVA Group, Inc.(NON)	40,300	1,886,040
Chipotle Mexican Grill, Inc.(NON)	3,500	8,430,695
First Watch Restaurant Group, Inc.(NON)	176,800	3,794,128
Vail Resorts, Inc.	18,700	4,151,400

		18,262,263
Interactive media and services (1.8%)
Pinterest, Inc. Class A(NON)	190,400	7,134,288

		7,134,288
IT Services (1.7%)
Gartner, Inc.(NON)	14,900	6,815,856

		6,815,856
Life sciences tools and services (7.6%)
Danaher Corp.	31,600	7,581,156
ICON PLC (Ireland)(NON)	22,300	5,817,401
Mettler-Toledo International, Inc.(NON)	7,300	8,739,487
Thermo Fisher Scientific, Inc.	15,700	8,461,986

		30,600,030
Machinery (2.3%)
Federal Signal Corp.	119,900	9,229,902

		9,229,902
Mortgage real estate investment trusts (REITs) (1.1%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	193,200	4,596,228

		4,596,228
Pharmaceuticals (1.8%)
Zoetis, Inc.	38,600	7,249,466

		7,249,466
Professional services (3.5%)
Ceridian HCM Holding, Inc.(NON)	45,800	3,184,016
Planet Labs PBC(NON)	997,900	2,255,254
Verra Mobility Corp.(NON)	362,300	8,662,593

		14,101,863
Semiconductors and semiconductor equipment (6.8%)
Applied Materials, Inc.	43,500	7,147,050
ASML Holding NV (NY Reg Shares) (Netherlands)	9,200	8,002,344
First Solar, Inc.(NON)	20,000	2,926,000
NVIDIA Corp.	15,200	9,352,104

		27,427,498
Software (21.2%)
Adobe, Inc.(NON)	14,500	8,957,810
Altair Engineering, Inc. Class A(NON)	62,800	5,339,256
Atlassian Corp. Class A(NON)	19,900	4,970,423
Cadence Design Systems, Inc.(NON)	22,700	6,548,042
CrowdStrike Holdings, Inc. Class A(NON)	31,700	9,272,250
Dynatrace, Inc.(NON)	99,927	5,695,839
Fair Isaac Corp.(NON)	7,400	8,871,342
HubSpot, Inc.(NON)	11,900	7,270,900
Palo Alto Networks, Inc.(NON)	24,000	8,124,240
Roper Technologies, Inc.	17,600	9,451,200
ServiceNow, Inc.(NON)	12,200	9,337,880
Synopsys, Inc.(NON)	4,400	2,346,740

		86,185,922
Specialized REITs (0.8%)
Weyerhaeuser Co.(R)	96,600	3,165,582

		3,165,582
Specialty retail (0.7%)
Ulta Beauty, Inc.(NON)	5,900	2,962,095

		2,962,095
Textiles, apparel, and luxury goods (3.5%)
Levi Strauss & Co. Class A	292,900	4,768,412
Lululemon Athletica, Inc. (Canada)(NON)	12,045	5,466,262
On Holding AG Class A (Switzerland)(NON)	140,700	3,736,992

		13,971,666
Trading companies and distributors (2.6%)
Core & Main, Inc. Class A(NON)	129,900	5,366,169
United Rentals, Inc.	8,000	5,003,200

		10,369,369

Total common stocks (cost $281,855,765)		$396,762,681

SHORT-TERM INVESTMENTS (1.9%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.47%(AFF)	Shares	6,876,956	$6,876,956
U.S. Treasury Bills 5.381%, 3/21/24(SEGSF)		$700,000	694,981

Total short-term investments (cost $7,571,983)			$7,571,937
TOTAL INVESTMENTS

Total investments (cost $289,427,748)			$404,334,618

	FORWARD CURRENCY CONTRACTS at 1/31/24 (aggregate face value $34,032,397) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Buy	4/17/24	$923,296	$926,805	$(3,509)
		Danish Krone	Sell	3/20/24	1,144,964	1,144,810	(154)
		Euro	Sell	3/20/24	4,276,272	4,283,214	6,942
	Barclays Bank PLC
		Euro	Sell	3/20/24	2,096,392	2,099,956	3,564
	HSBC Bank USA, National Association
		Canadian Dollar	Sell	4/17/24	719,070	724,015	4,945
		Danish Krone	Sell	3/20/24	1,907,939	1,908,568	629
		Euro	Sell	3/20/24	4,487,536	4,495,102	7,566
		Swedish Krona	Buy	3/20/24	1,126,426	1,120,611	5,815
	Morgan Stanley & Co. International PLC
		British Pound	Sell	3/20/24	492,528	489,900	(2,628)
		Canadian Dollar	Sell	4/17/24	5,227,293	5,263,706	36,413
		Danish Krone	Sell	3/20/24	2,210,734	2,210,819	85
		Euro	Sell	3/20/24	198,161	193,975	(4,186)
		Swiss Franc	Sell	3/20/24	2,938,336	2,924,284	(14,052)
	NatWest Markets PLC
		Danish Krone	Sell	3/20/24	2,359,574	2,363,895	4,321
	State Street Bank and Trust Co.
		British Pound	Sell	3/20/24	78,982	78,533	(449)
		Canadian Dollar	Sell	4/17/24	738,279	743,529	5,250
		Euro	Sell	3/20/24	253,495	253,891	396
		Swedish Krona	Buy	3/20/24	1,834,737	1,826,029	8,708
	WestPac Banking Corp.
		Swiss Franc	Sell	3/20/24	985,929	980,755	(5,174)

	Unrealized appreciation						84,634

	Unrealized (depreciation)						(30,152)

	Total						$54,482
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2023 through January 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $403,865,647.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/24
Short-term investments
	Putnam Short Term Investment Fund Class P*	$6,488,678	$62,654,844	$62,266,566	$358,447	$6,876,956

	Total Short-term investments	$6,488,678	$62,654,844	$62,266,566	$358,447	$6,876,956
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $993.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $5,174 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $993 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$7,134,288	$—	$—
Consumer discretionary	35,196,024	—	—
Consumer staples	13,473,656	—	—
Financials	27,489,670	—	—
Health care	101,570,969	—	—
Industrials	68,126,430	—	—
Information technology	125,011,762	—	—
Materials	2,847,661	5,109,439	—
Real estate	3,165,582	—	—
Utilities	7,637,200	—	—

Total common stocks	391,653,242	5,109,439	—
Short-term investments	—	7,571,937	—

Totals by level	$391,653,242	$12,681,376	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$54,482	$—

Totals by level	$—	$54,482	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$45,600,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com